Imperial Fund Mortgage Trust 2022-NQM5 ABS-15G

Exhibit 99.5

Data Compare Summary

2022-NQM5_Imperial Fund II_7-15-22_FINAL

Run Date - 7/15/2022 19:30:00 PM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	89	640	13.91%	All variances were spelling differences in the tape vs on the note.
Borrower Last Name	13	642	2.02%	All variances were spelling differences in the tape vs on the note.
Coborrower First Name	41	642	6.39%	All variances were spelling differences in the tape vs on the note.
Coborrower Last Name	2	642	0.31%	All variances were spelling differences in the tape vs on the note.
# of Units	5	642	0.78%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all 5 variances.
Contract Sales Price	9	399	2.26%	Mission noted that in all but two of the instances these were due to decimal points. In the two instances where there was a difference it was due to an contract amendment change before closing.
Debt Service Coverage Ratio	200	602	33.22%	All variances are the result of rounding differences or variances in captured borrower debt calculations. We used debts from the credit report that may be different than what was known at the time of underwriting and origination. Mission verified all variances and verified DSCR calculations met Guidelines.
Borrower Qualifying FICO	62	642	9.66%	All variances were the result of rounding differences or other slight variations in what was captured from the credit reports. Mission verified all captured FICO scores met Guidelines.
Borrower Total Income	160	500	32.00%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified Borrower total Income reported.
Occupancy	0	642	0.00%
First Payment Date	17	511	3.33%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Primary Appraised Value for LTV	236	642	36.76%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for some of the variances.We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or Desk review secondary valuations. Mission verified in each case that the lower valuation met guideline requirements or an exception with compensating factors was present.
Note Date	15	535	2.80%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Original Note Interest Rate	9	642	1.40%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Original Loan Amount	20	642	3.12%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Loan Program	636	642	99.07%
Original LTV	236	642	36.76%	Mission verified in each case that the lower LTV met guideline requirements or an exception with compensating factors was present.
Original P&I	111	642	17.29%
Property Type	59	642	9.19%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements.
Purpose	0	642	0.00%
Refi Purpose	47	243	19.34%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Mission verified in each case that the property type met guideline requirements.
Street	0	642	0.00%
City	4	642	0.62%	All variances were spelling differences in the tape vs on the note.
State	0	642	0.00%
Zip	9	642	1.40%	All variances were spelling differences in the tape vs on the note.

Total